Provisions	12 Months Ended
Dec. 31, 2020
Disclosure of provisions [text block] [Abstract]
PROVISIONS
18	PROVISIONS

	2020	2019
	USD	USD
Provision for employees’ end of service benefits	40,514	13,941
Asset retirement obligation	873,334	-

	913,848	13,941

As part of the land lease agreement between the Fujairah Oil Industry Zone (“FOIZ”) and the Group, the Group has a legal obligation to remove the plant at the end of its useful life, or earlier, if the Group is unable to continue its operations, and restore the land. The Group has employed professional valuers to estimate the amount of liability. Refer (note 2.5) for significant assumptions made in the estimate.